UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2023 (January 11, 2023)

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2605 Meridian Parkway, Suite 200
Durham,	North Carolina		27713
(Address of Principal Executive Office)			(Zip Code)
Registrant's telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange

Item 2.05 Costs Associated with Exit or Disposal Activities
On January 11, 2023, Avaya Holdings Corp. (“Avaya” or the “Company”) authorized a reduction in force with respect to its employees in Europe in connection with the Company’s cost-reduction actions. The reduction in force is aimed at aligning the size of Avaya’s workforce with its operational strategy and cost structure. The Company estimates that it will incur approximately $45 million to $51 million in pre-tax restructuring charges in connection with this reduction in force, all of which are expected to be in the form of cash-based expenditures and substantially all of which are expected to be related to employee severance and other termination benefits. The Company expects to complete the most recently authorized reduction in force and recognize substantially all of these pre-tax restructuring charges during the balance of fiscal 2023. The Company will amend this Current Report on Form 8-K to provide its estimate of aggregate costs incurred related to these actions once available, if materially different than the range noted herein.

The charges that the Company expects to incur in connection with this workforce reduction are estimates and subject to a number of assumptions, and actual results may differ materially due to various factors, including the risks and uncertainties described under the heading “Cautionary Note Regarding Forward-Looking Statements” below. The foregoing estimated amounts do not include any non-cash charges associated with stock-based compensation, or any cash expenditures or other charges not currently contemplated. The Company also expects to operationalize additional cost reduction actions that may include supplementary workforce reductions as well as other cost reduction actions unrelated to workforce reductions. Any such actions are expected to trigger incremental restructuring charges beyond those noted above as they are finalized.

The Company remains engaged in ongoing constructive discussions with its financial stakeholders to reach a comprehensive resolution to strengthen its balance sheet and position the business for long-term success.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, the impact of the reduction in force in Europe on the Company’s results and operations, the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions, the risk that the restructuring costs and charges may be greater than anticipated, the risk that the Company’s cost saving efforts may adversely affect the Company’s ability to recruit and retain skilled and motivated personnel, the risk that the Company’s cost saving efforts may negatively impact the Company’s reputation with or ability to serve customers, the risk that the Company’s cost saving efforts may not generate their intended benefits to the extent or as quickly as anticipated, the ability of the Company to regain compliance with the NYSE listing requirements, future compliance with such requirements, potential future application of suspension and delisting procedures and future quotation of the Company’s common stock, the finalization of the Company’s annual financial statements (including finalization of the Company’s impairment tests), completion of standard annual-close processes, the Company’s ability to address the convertible notes that mature in June 2023 and continue as a going concern, the risk of an event of default under one or more of the Company’s debt instruments, including as a result of the Company’s failure to timely finalize its annual financial statements and a potential delisting of the Company’s common stock, the impact of litigation and regulatory proceedings, the risk that additional material weaknesses are identified prior to the filing with the SEC of future periodic reports, future whistleblower complaints are not properly logged or communicated across management, as well as inherent limitations in internal controls over financial reporting and the outcome of the Company’s Audit Committee’s investigations. Other risk factors affecting the Company are discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this Current Report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: January 13, 2023	By:	/s/ Rebecca A. Roof
	Name:	Rebecca A. Roof
	Title:	Interim Chief Financial Officer